JP Morgan 2015 Global Healthcare Conference JANUARY 15, 2015 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,”
“intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,”
“contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
These forward-looking statements include, among others, statements about: AVEO’s estimates for its
2014 year-end cash balance; AVEO’s goals and business strategy and its ability to optimize its resources; the timing and results of preclinical and clinical trials; AVEO’s approach to treat cachexia; and
AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its restructuring and strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates;
AVEO’s ability to obtain necessary financing; AVEO’s ability to establish and maintain new strategic partnerships; AVEO’s ability to obtain, maintain and enforce intellectual property rights; competition;
AVEO’s dependence on its strategic partners and other third parties; adverse economic conditions; and
those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Quarterly Report on Form 10-
Q for the quarter ended September 30, 2014, and other periodic filings AVEO makes with the SEC. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation to update any of these statements, except as required by law.
2

AVEO Path Forward: Goals and Milestones
January 12, 2015 3
AVEO Has a Robust Pipeline and Streamlined
Organization
Tivozanib
VEGFR 1,2,3 TKI
Evaluate potential development strategies for registration
-
EU MAA (RCC)
-
CRC biomarker-driven studies
-
RCC studies
Present biomarker data
Ficlatuzumab
HGF MAb
Enroll Biodesix-funded Phase 2 FOCAL study in NSCLC
Target Phase 3 readiness by 2017
AV-203
ERBB3 MAb
Leverage strong biomarker data to secure a partnership
AV-380
GDF-15 MAb
Leverage preclinical proof of concept data to determine optimal go-
forward strategy, including partnership or internal development

AVEO Go Forward Strategy Optimally Leveraging Biomarker Insights and Partnership Resources to Advance Our Portfolio of Development-Stage Assets January 12, 2015 4

AVEO is Leveraging Biomarkers and Partnerships to
Advance its Robust Pipeline of Assets
5
Substantial Ownership of all Programs
Program
Pathway
Development
Candidate
Preclinical Phase 1 Phase 2 Phase 3 Rights
Tivozanib
VEGFR 123 TKI
Own ex-Asian
rights
Ficlatuzumab
HGF MAb
AV-203
ERBB3 MAb
Wholly Owned
AV-380
GDF15 MAb
Wholly Owned
Most advanced stage of development
Streamlined Organization to Focus on
Clinical and Business Development Operations
GDF-15 Biomarker Cachexia
Potential EU File RCC
NRG-1 Biomarker Solid Tumors
Serum Proteomic Biomarker NSCLC
Angiogenesis Biomarkers CRC
Ocular Diseases

Tivozanib A POTENT , SELECTIVE , LONG HALF -LIFE INHIBITOR OF VASCULAR ENDOTHELIAL GROWTH FACTOR (VEGF) 1, 2, AND 3 RECEPTORS 6

PLGF
VEGF-B
VEGF-A
VEGF-C
VEGF-D
VEGFR-1
VEGFR-2
VEGFR-3
TIVOZANIB
TIVOZANIB
TIVOZANIB
PROLIFERATION
MIGRATION
SURVIVAL
ANGIOGENESIS

Tivozanib – VEGFR 1, 2 & 3 Tyrosine Kinase Inhibitor
• Potent, selective inhibitor of VEGFRs 1, 2, and 3
with a long half-life that is designed to optimize
blockade while minimizing off-target toxicities
1,2
• Patent term: 2022 (composition of matter) with
potential extension to 2027
• Orphan drug designation in Europe for RCC
1. Nakamura K et al. Cancer Res 2006;66:9134–9142.
2. Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.
7
1. Reacquired worldwide rights (Aug 2014)
2. Ophthotech option agreement to evaluate in ocular indications (Nov 2014)
3. Received confirmation of eligibility for MAA from the EMA for RCC (Jan 2015)
4. Ongoing evaluation of novel angiogenesis biomarkers from BATON studies to explore advancing tivozanib clinical development

Ophthotech Research and Option Agreement: Nov. 2014
January 12, 2015 8 8
Agreement Research and Exclusive Option Agreement for
Non-Oncology Disease of the Eye
Territory Worldwide ex-Asia
Upfront $500,000
Option Term Milestones $2M at IND filing and $6M based upon the achievement of specified R&D, business goals
Option Payment* $2M
Clinical and Regulatory Milestones $50M
Sales-based Milestones $45M
Royalties Tiered, double digit royalties, up to the mid-
teens, on net sales
Agreement monetizes tivozanib while retaining oncology indications and providing significant potential downstream value for AVEO
All payments received by AVEO subject to sublicense revenue obligation to Kyowa Hakko Kirin
* Assumes execution of option by Ophthotech

Antiangiogenic effects of tivozanib, an oral VEGF receptor tyrosine kinase inhibitor, on experimental choroidal neovascularization in mice

EXPERIMENTAL EYE RESEARCH

Original Research Article

Experimental Eye Research, Volume 112, July 2013, Pages 125-133

Seungbum Kang, Young-Jung Roh, In-Beom Kim

Abstract

Abstract We in … tor, on experimental choroidal neo … 0) of the study and experimental … 7 days after the laser photocoagula … mounts, fluorescein angiography, immunofluorescence s… , and histological examinations were performed 14 days after CNV induction. Expression of phosphorylated ERK1/2 in choroidal tissues was …ured by western blot analysis to demonstrate the inhibitory effect of tivozanib on intracellular signaling pathways involved in CNV development. Compared to vehicle-treatment, tivozanib suppressed the development of CNV lesions and led to a significant regression of established CNV, reducing the affected areas by 80.7% and 67.7%, respectively. On fluorescein angiography, tivozanib-treated mice had significantly less fluorescence leakage than vehicle-treated mice (P < 0.001). On immunofluorescence staining, the isolectin B4-labeled area was smaller in tivozanib-treated mice (P < 0.001). Phosphorylated ERK 1/2 levels increased after CNV induction by laser application and were suppressed by tivozanib treatment. Tivozanib effectively inhibited the progression of CNV in an experimental CNV model. These results suggest that tivozanib may be a therapeutic alternative for the treatment of neovascular age-related macular degeneration.

Tivozanib Preclinical Activity in Ocular Models
January 12, 2015 9
Compared to the vehicle-treatment, tivozanib
suppressed the development of CNV lesions and
led to a significant regression of established CNV
reducing the affected areas by 80.7% and 67.7% respectively

Current Anti-VEGF Market:
Expanding Multi-Billion Dollar Opportunity

Annual Global Branded Anti-VEGF Sales*

($Bn)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.4
1.2
1.8
2.3
2.9
3.8
4.8
6.1
2006
2007
2008
2009
2010
2011
2012
2013

*Ophthotech internal estimate

Sales in First 12 Months Following Launch

Lucentis®
**Eylea®
$800MM
$862MM

**Available sales data is for 13 months 10 days following launch

5

N	Median PFS (95% CI)	HR	*P* value
Tivozanib	260	11.9 mos (9.3–14.7)	0.797	0.042
Sorafenib	257	9.1 mos (7.3–9.5)		

Probability of PFS
1.0
0.8
0.6
0.4
0.2
0
0
5
10
15
20
Time (months)

Overall Survival, Months
Subsequent Targeted Therapy (VEGF or mTOR)
0
5
10
15
20
25
30
TIVO-1 Study[1]
HR= 1.25
P= 0.15
Tivozanib
28.8 months
12%[5]
Sorafenib
29.3 months
60%
COMPARZ[2]
Sunitinib
29.3 months
~60%
Pazopanib
28.4 months
~60%
Pazopanib Pivotal[4]
Sunitinib
26.4 months
42%[6]
Sunitinib Pivotal[3]
Pazopanib
22.9 months
22%[7]

1. Data on file. AVEO Pharmaceuticals, Inc. August 27, 2012, OS Sweep. 2. Motzer R, et al. Presented at ESMO. 2012 (abstr LBA8_PR).
3. Sutent [prescribing information]. New York, NY: Pfizer Labs; May 2011. 4. Votrient [prescribing information]. Research Triangle Park, NC: GlaxoSmithKline; January 2012. 5. Data on file AVEO Pharmaceutical, Inc. May 15, 2012, OS Sweep. 6. Motzer. *J Clin Oncol.* 2009;27:3584-3590.
7. Sternberg C, et al. Presented at ESMO. 2010 (abstr LBA22).

Evaluating Potential for MAA Filing for RCC
January 12, 2015
• Met primary PFS endpoint
of superiority vs sorafenib
• First H2H RCC pivotal trial
to show superiority over
another VEGF TKI
• Demonstrated
differentiated safety profile
• OS confounded by
crossover
• Median OS similar to
historical TKI agents,
despite lack of subsequent
therapy

BATON CRC

Biomarker Assessment of Tivozanib in ONcology

RANDOMIZE 2:1

January 12, 2015
• Interim results (ESMO 2014) suggest that tivozanib+mFOLFOX6 is comparable to
bevacizumab+mFOLFOX6 in the ITT population, with an acceptable safety profile.
• PFS:  9.4 (Tivo) vs 10.7 (Bev) months; HR=1.091, p=0.706
• ORR:  45% (Tivo) vs. 43% (Bev), p=0.718
• Final pre-specified biomarker analysis to be presented at upcoming scientific meeting
• Biomarker IP to be filed in January
* Interim ITT PFS analysis (after full enrollment) indicated futility for superiority of  Tivo vs. Bev
Tivozanib Biomarker Study
tivozanib
+
mFOLFOX6
bevacizumab
+
mFOLFOX6
N = 265
•
1
st
line Stage IV mCRC
•
No fluorouracil adj tx
<6 months
•
ECOG PS 0 or 1
•
1
O
: PFS*
•
2
O
: OS, ORR, DoR,
TTF, HRQol, Safety
and tolerability for
ITT & Pre-Specified
Biomarkers

A POTENT HEPATOCYTE GROWTH FACTOR (HGF) INHIBITORY ANTIBODY THAT BINDS TO THE HGF LIGAND WITH HIGH AFFINITY AND SPECIFICITY TO INHIBIT THE BIOLOGICAL ACTIVITIES OF HGF/c-MET PATHWAY

Ficlatuzumab 13

FICLATUZUMAB
HGF
c-MET
PI(3)K
Ras
STAT
• Rac
• Akt
• MAP kinases
Scattering
Cell proliferation
Gab-1
Shc
PLC-γ
Signal amplification

• A Favorable Profile to In-Class Antibodies
– High affinity (pM) and slow off-rate for HGF
– High potency (nM) inhibiting all biological activities of
HGF, including autocrine/paracrine activation loops
– In vivo preclinical efficacy superior to in-class
antibodies
Ficlatuzumab – Humanized IgG1k MAb Inhibitor of HGF
14
Data on file
*  January 2028 expiry in US and June 2027 expiry in Europe and Japan
1. Identified potential serum proteomic biomarker: Biodesix VeriStrat
®
2. Finalized Biodesix partnership to fund confirmatory phase 2 study (April 2014)
3. Presented Phase 2 Biodesix VeriStrat
®
analysis (ESMO 2014)
4. Confirmatory phase 2 NSCLC study open
• Patent Term: 2027-28 (composition of matter) with
potential extension to 2032-2033*

Biodesix Partnership: April 2014
AVEO and Biodesix Partner to Co-Develop and Commercialize
Ficlatuzumab with a Companion Diagnostic
– Unique collaboration where the diagnostic company provides funding for
POC clinical development in NSCLC
• Biodesix will fund up to $15 million of the cost of the confirmatory phase 2 study in NSCLC and all companion diagnostic development costs
• 50/50 sharing of ficlatuzumab development and commercialization expenses beyond confirmatory phase 2
• 50/50 sharing of potential profits from ficlatuzumab
• Biodesix retains revenue from companion diagnostic
• AVEO to lead worldwide commercialization of ficlatuzumab
– Agreement advances ficlatuzumab with external funding while retaining significant downstream value for AVEO
January 12, 2015 15

Ficlatuzumab Randomized Phase 2 Study (P06162):
Exploratory Analysis Results*
VeriStrat may be a predictive biomarker for the combination of ficlatuzumab EGFR TKI over EGFR TKI alone
Observation to be confirmed in the Phase 2 FOCAL study, initiated in 2014
16
* Mok et al ESMO 2014
VeriStrat Poor (VSP) ficlatuzumab + gefitinib
n=18
gefitinib alone
n=17
OS
Median 23.9 months 5.8 months
Hazard Ratio 0.41
p-value 0.032
PFS
Median 7.4 months 2.3 months
Hazard Ratio 0.41
p-value 0.014
VSP & EGFRm ficlatuzumab + gefitinib
n=5
gefitinib alone
n=6
OS
Median 17.8 months 10.4 months
Hazard Ratio 0.3
p-value 0.09
PFS
Median 11.1 months 2.3 months
Hazard Ratio <0.01
p-value <0.01
+
®

FOCAL Study – Confirmatory Phase 2
January 12, 2015 17
A Phase 2, Multicenter, Randomized, Double-blind Study of
Ficlatuzumab Plus Erlotinib Versus Placebo Plus Erlotinib in Subjects Who
Have Previously Untreated Metastatic, EGFR-mutated Non-small Cell Lung
Cancer (NSCLC) and BDX004 Positive Label
1
st
Line Stage IV NSCLC
EGFR Mutation+
BX004 Positive
ECOG PS 0 or 1
N = 86
ficlatuzumab
+
erlotinib
placebo
+
erlotinib
1
O
: PFS
2
O
: OS, ORR, Disease
Control, PK, Safety
and tolerability

A POTENT ERBB3 (HER3) INHIBITORY ANTIBODY DESIGNED TO INHIBIT BOTH LIGAND-DEPENDENT AND LIGAND-INDEPENDENT ERBB3 SIGNALING

AV-203 18

NRG
AV-203
EGFR, HER2 and other kinase receptors
ErbB3
P
PROLIFERATION
SURVIVAL

AV-203: Superhumanized IgG1k MAb Inhibitor of ERBB3
• Potent high affinity NRG-1/HRG binding
inhibition
– Exclusively blocks ERBB3 signaling
– Potential for inducing ADCC
– Prevents NRG-1/HRG induced proliferation
– Opportunity to explore combinations with HER2
and EGFR Targeted Therapies
• Patent Term: 2031 (composition of matter) and
2032 (NRG-1 biomarker) with potential for
extensions
January 12, 2015 19
1. Reacquired worldwide rights from Biogen Idec (March 2014)
2. Presented Phase 1 monotherapy data showing encouraging early support for NRG-1/HRG biomarker hypothesis (ASCO 2014)
TM

Biogen Idec Agreement: March 2014
January 12, 2015 20
• Actively pursuing partnership to advance development
• AVEO reacquired AV-203 worldwide rights from Biogen Idec
– NRG-1/HRG positive tumors
– Combinations with EGFR and HER2 targeted inhibitors
– Combination with chemotherapy in chemotherapy resistant/refractory tumors
• Multiple, attractive opportunities for clinical development leveraging NRG-
1/HRG Biomarker
– AVEO owes a percentage of milestones from a future partnership and low single digit royalties on net sales up to a fixed cap of $50M
Biogen Idec agreement allows for AVEO to find a worldwide partner to fund further development for AV-203

Target lesion #1
Target lesion #2
Start of AV-203
4 months after
start of AV-203

Phase 1 AV-203 Dose-Escalation, Monotherapy Study
Completed*
• 22 subjects enrolled
– Tumor types: 4 NSCLC (3 sq, 1 adeno); 4 CRC;
2 sq cell skin; one each ovarian, peritoneal,
SCLC, endometrioid, osteosarcoma, HCC,
pancreatic, neuroendocrine, bladder,
mesothelioma, SCCHN, cervical
• Recommended P2 dose is 20mg/kg every
2 weeks (maximum dose tested)
– Most common treatment-related AEs were
diarrhea (59%), dry skin and decreased appetite
(32% each); 1 DLT observed
• Encouraging early efficacy and
support for NRG-1/HRG biomarker
hypothesis
– Of 22 patients, 8 SD and 1 PR
– 1 of 2 NRG-1/HRG+ patients experienced a PR
January 12, 2015
* Sarantopoulos, ASCO 2014. Abs#11113.
NSCLC with partial response (9 mg/kg)
(NRG-1/HRG Positive)
21

POTENTIAL FIRST-IN-CLASS GDF15 INHIBITORY ANTIBODY

22 AV-380

23
associated with several underlying chronic
illnesses and characterized by loss of
muscle mass and strength, loss of whole
body fat, inflammation, anemia, etc.
~400,000 pts
In US
~960,000 pts
In US
~150,000 pts
In US
~3,200,000 pts
In US
Morley et al; Am J Clin Nutr 2006;83:735– 43
Cachexia Represents a Significant Unmet Medical Need
Cancer
Congestive
Heart
Failure
Chronic
Kidney
Disease
Chronic
Obstructive
Pulmonary Disease
Cachexia
(Wasting Syndrome)
Cachexia
Complex metabolic syndrome
:

GDF15 – Driver of Cachexia (Wasting Syndrome)
24
Proof-of-Concept:
•
Elevated in cachectic
models and patients
(vs. non-cachectic)
•
Administration of
GDF15 induces
cachexia
•
Inhibition of GDF15
reverses cachexia
24

GDF15
GDF15 ng/mL
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Non-cachectic models
Cachectic models

GDF15 (ng/mL)
0
2
4
6
8
10
***
**
**
Non Cac
Pre Cac
Cac
Refr Cac

GDF15 – Driver of Cachexia (Wasting Syndrome)
25
Proof-of-Concept:
25
GDF15 Levels – Patient Samples
GDF15 Levels – Murine Models
Inhibition of GDF15
reverses cachexia
Administration of
GDF15 induces
cachexia
Elevated in cachectic
models and patients
(vs. non-cachectic)

PBS
mFC-GDF15
40 ug ip
% Body weight +/- SEM
110
100
90
80
70
0
5
10
15
20
Days

GDF15 – Driver of Cachexia (Wasting Syndrome)
26
Proof-of-Concept:
Elevated in cachectic
models and patients
(vs. non-cachectic)
Administration of
GDF15 induces
cachexia
Inhibition of GDF15
reverses cachexia
26
***

GDF15 – Driver of Cachexia (Wasting Syndrome)
27
Proof-of-Concept:
Elevated in cachectic
models and patients
(vs. non-cachectic)
Administration of
GDF15 induces
cachexia
Inhibition of GDF15
reverses cachexia
27

GDF15 – Driver of Cachexia (Wasting Syndrome)
28
Proof-of-Concept:
28
Inhibition of GDF15
reverses cachexia
Administration of
GDF15 induces
cachexia
Elevated in cachectic
models and patients
(vs. non-cachectic)

First-in-Class, Differentiated Approach to Cachexia
• AV-380: Potent humanized GDF15 inhibitory MAb
– Unique mechanism of action
• Increase calorie/food intake
• Reverse body weight loss
• Restore normal body composition
• Mechanism of action different from:
– Hormonal/Metabolic agents (i.e. ghrelin, SARMs)
• Focus on stimulation of appetite or muscle protein synthesis
– Muscle regulation-directed agents (i.e. myostatin, activin)
• Address the muscle wasting aspect of the diseases
– Early cytokine inhibitors (i.e.TNF ,IL-6, IL-8)
• Mechanistic link to the disease not well established
• Strong Intellectual Property Position
– Composition of matter patent (filed)
– Method of use patent (granted in US and EU)
29

Financials and Summary January 12, 2015 30

Financials Highlights
• Streamlined operations
– Exited long term facilities lease
– Eliminated research function to focus on clinical and BD functions
• Headcount reduction from 60 to 20
• Expected to reduce annual compensation expenses by ~$6 million
• Will reduce AVEO’s facilities requirements by up to 80% of its current space, including the elimination of lab and vivarium needs
• Estimated 4Q14 cash and securities of ~$52M*
• Shares outstanding: ~52M
31
* Unaudited 4Q financial results as of 12/31/14

AVEO is Poised to Unlock the Potential of its Robust Pipeline of
Assets by Leveraging Biomarkers and Partnerships
32
Substantial Ownership of all Programs
Program
Pathway
Development
Candidate
Preclinical Phase 1 Phase 2 Phase 3 Rights
Tivozanib
VEGFR 123 TKI
Own ex-Asian
rights
Ficlatuzumab
HGF MAb
AV-203
ERBB3 MAb
Wholly Owned
AV-380
GDF15 MAb
Wholly Owned
Most advanced stage of development
Streamlined Organization to Focus on
Clinical and Business Development Operations
GDF-15 Biomarker Cachexia
Potential EU File RCC
NRG-1 Biomarker Solid Tumors
Serum Proteomic Biomarker NSCLC
Angiogenesis Biomarkers CRC
Ocular Diseases

33 JP Morgan 2015 Global Healthcare Conference JANUARY 15, 2014